UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): October 27, 2006

XTO ENERGY INC.

(Exact Name of Registrant as Specified in Its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

1-10662	75-2347769
(Commission File Number)	(IRS Employer Identification No.)

810 Houston, Fort Worth, Texas	76102
(Address of Principal Executive Offices)	(Zip Code)

(817) 870-2800

(Registrant’s Telephone Number, Including Area Code)

NONE

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01:      Entry into a Material Definitive Agreement

On October 27, 2006, the Company entered into dealer agreements (the “Dealer Agreements”) with Lehman Brothers Inc., Citigroup Global Markets Inc., Goldman, Sachs & Co. and JPMorgan Securities Inc. (collectively, the “Dealers”) and an Issuing and Paying Agency Agreement (the “Agency Agreement”) with JPMorgan Chase Bank, National Association relating to a $1,500,000,000 commercial paper program (the “CP Program”). Proceeds from issuances under the CP Program are anticipated to be used for general corporate purposes, including reducing bank debt, working capital and financing acquisitions. The Dealer Agreements provide the terms under which the Dealers will either purchase from the Company or arrange for the sale by the Company of unsecured commercial paper notes (“Notes”) on an uncommitted basis. The Dealer Agreements contain customary representations, warranties, covenants and indemnification provisions. The maturities of the Notes will not exceed 397 days from date of issue, and the aggregate principal amount of outstanding Notes will not exceed $1,500,000,000. Borrowings under the CP Program reduce the Company’s available credit under its revolving credit facility on a dollar-for-dollar basis. The Notes will not be redeemable prior to maturity and will not be subject to voluntary prepayment. The Notes will be issued, at our option, either at a discounted price to their principal face value or will bear interest. The discounted price or interest rate will vary based on market conditions and the ratings assigned to the CP Program by credit rating agencies at the time of issuance of the Notes. The Notes will be issued pursuant to a private placement exemption from federal and state securities laws. The Agency Agreement provides for the issuance and payment of the Notes and contains customary representations, warranties, covenants and indemnification provisions. The Notes will be the Company’s direct financial obligation upon their issuance. As of the date hereof, we have not issued any Notes. The Dealers, and their respective affiliates, have performed, and may in the future perform, various commercial banking, investment banking and other financial advisory services for the Company and its affiliates for which they have received, and will receive, customary fees and expenses. The description above is a summary of the Dealer Agreements and the Agency Agreement and is qualified in its entirety by the form of the Dealer Agreements and the Agency Agreement, which are attached hereto as Exhibit 10.1 and Exhibit 10.2, respectively, and are incorporated by reference herein.

Item 9.01:      Financial Statements and Exhibits

The following exhibits are filed with this Form 8-K:

(c) Exhibit No.	Description

10.1	Form of Commercial Paper Dealer Agreement between the Company and each of Lehman Brothers Inc., Citigroup Global Markets Inc., Goldman, Sachs & Co. and JPMorgan Securities Inc., dated October 27, 2006

10.2	Issuing and Paying Agency Agreement between the Company and JPMorgan Chase Bank, National Association, dated October 27, 2006

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

XTO ENERGY INC.

Date: November 2, 2006	By:	/s/ BENNIE G . KNIFFEN
Bennie G. Kniffen
Senior Vice President and Controller

EXHIBIT INDEX

Exhibit Number and Description

10.1	Form of Commercial Paper Dealer Agreement between the Company and each of Lehman Brothers Inc., Citigroup Global Markets Inc., Goldman, Sachs & Co. and JPMorgan Securities Inc., dated October 27, 2006

10.2	Issuing and Paying Agency Agreement between the Company and JPMorgan Chase Bank, National Association, dated October 27, 2006